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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 1998

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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported):  March 24, 1998


                           DIGITAL MICROWAVE CORPORATION
               (Exact Name of Registrant as Specified in Its Charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)


               0-15895                                 77-0016028
     (Commission File Number)           (I.R.S. Employer Identification No.)


170 ROSE ORCHARD WAY, SAN JOSE, CA                          95134

(Address of Principal Executive Offices)                  (Zip Code)


                                    408/943-0777
                (Registrant's Telephone Number, Including Area Code)


                                  With a copy to:
                               Bruce Alan Mann, Esq.
                              Morrison & Foerster LLP
                                 425 Market Street
                              San Francisco, CA 94105

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ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS.

     On March 24, 1998, the Registrant completed the acquisition of MAS Technology Limited, a New Zealand company ("MAS"). The acquisition of MAS was consummated pursuant to an Agreement and Plan of Reorganization and Amalgamation, dated as of December 22, 1997, pursuant to which South Amalgamation Sub ("Amalgamated Sub"), a wholly owned subsidiary of the Registrant, was merged with and into MAS (the "Reorganization"). Upon consummation of the Reorganization, approximately 8,600,000 shares of the Registrant's common stock became issuable to the former stockholders of MAS, reflecting an exchange ratio of 1.20 shares of the Registrant's common stock for each outstanding share of MAS's capital stock. In addition, approximately 500,000 additional shares of the Registrant's common stock are reserved for issuance upon exercise of options issued in replacement of MAS options that were not exercised prior to the consummation of the Reorganization. The Reorganization was structured as a tax free reorganization and is intended to be accounted for as a pooling of interests.


ITEM 7.   EXHIBITS


Exhibit  No.        Description
------------        -----------

2.1 Agreement and Plan of Reorganization and Amalgamation, dated as of December 22, 1997, by and between Digital Microwave Corporation, South Amalgamation Sub and MAS Technology Limited incorporated by reference to Appendix A included in the Joint Proxy Statement/Prospectus forming a part of the Registrant's Registration Statement on Form S-4 (Form No. 333-45053).


20.1 Press Releases issued by the Registrant on March 23, 1998 and March 24, 1998.

                                          2

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL MICROWAVE CORPORATION


Date:     April 3, 1998                 By:  /s/ CHARLES D. KISSNER
                                           ----------------------------------
                                             Charles D. Kissner
                                             Chairman of the Board and Chief
                                             Executive Officer

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                                  INDEX OF EXHIBITS

Exhibit  No.        Description
------------        -----------

2.1 Agreement and Plan of Reorganization and Amalgamation, dated as of December 22, 1997, by and between Digital Microwave Corporation, South Amalgamation Sub and MAS Technology Limited incorporated by reference to Appendix A included in the Joint Proxy Statement/Prospectus forming a part of the Registrant's Registration Statement on Form S-4 (Form No. 333-45053).


20.1 Press Releases issued by the Registrant on March 23, 1998 and March 24, 1998.

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